Exhibit 10.2

NOTE: Execution of this Adoption Agreement creates a legal liability of the Employer with significant tax consequences to the Employer and Participants. Principal Life Insurance Company disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement.

Principal Life Insurance Company, Raleigh, NC 27612
A member of the Principal Financial Group®

THE EXECUTIVE NONQUALIFIED EXCESS PLAN

ADOPTION AGREEMENT

THIS AGREEMENT is the adoption by QHCCS, LLC (the “Company”) of the Executive Nonqualified Excess Plan (“Plan”).

W I T N E S S E T H:

WHEREAS, the Company desires to adopt the Plan as an unfunded, nonqualified deferred compensation plan; and

WHEREAS, the provisions of the Plan are intended to comply with the requirements of Section 409A of the Code and the regulations thereunder and shall apply to amounts subject to section 409A; and

WHEREAS, the Company has been advised by Principal Life Insurance Company to obtain legal and tax advice from its professional advisors before adopting the Plan,

NOW, THEREFORE, the Company hereby adopts the Plan in accordance with the terms and conditions set forth in this Adoption Agreement:

ARTICLE I

Terms used in this Adoption Agreement shall have the same meaning as in the Plan, unless some other meaning is expressly herein set forth. The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan. By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the Plan.

ARTICLE II

The Employer hereby makes the following designations or elections for the purpose of the Plan:

2.6	Committee: The duties of the Committee set forth in the Plan shall be satisfied by:

		(a)	Company

		(b)	The administrative committee appointed by the Board to serve at the pleasure of the Board.

		(c)	Board.

	XX	(d)	Other (specify): QHCCS, LLC Retirement Committee.

2.8	Compensation: The “Compensation” of a Participant shall mean all of a Participant’s:

	XX	(a)	Base salary.

	XX	(b)	Service Bonus.

	XX	(c)	Performance-Based Compensation earned in a period of 12 months or more.

		(d)	Commissions.

		(e)	Compensation received as an Independent Contractor reportable on Form 1099.

	XX	(f)	Other: Incentive Compensation Plan.

2.9	Crediting Date: The Deferred Compensation Account of a Participant shall be credited as follows:

Participant Deferral Credits at the time designated below:

		(a)	The last business day of each Plan Year.

		(b)	The last business day of each calendar quarter during the Plan Year.

		(c)	The last business day of each month during the Plan Year.

		(d)	The last business day of each payroll period during the Plan Year.

		(e)	Each pay day as reported by the Employer.

	XX	(f)	On any business day as specified by the Employer.

Employer Credits at the time designated below:

	XX	(a)	On any business day as specified by the Employer.

2.13	Effective Date:

	XX	(a)	This is a newly-established Plan, and the Effective Date of the Plan is September 1, 2016.

		(b)	This is an amendment of a plan named dated .

2.20	Normal Retirement Age: The Normal Retirement Age of a Participant shall be:

		(a)	Age .

		(b)	The later of age or the anniversary of the participation commencement date. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

	XX	(c)	Other: The earlier of (i) age 65 or (ii) age 55 and 10 Years of Service.

2.23	Participating Employer(s): As of the Effective Date, the following Participating Employer(s) are parties to the Plan:

Name of Employer	EIN
QHCCS, LLC	38-3980467

QHCCS, LLC and any corporation that is a member of a controlled group of corporations (as defined in Code Section 414(b)) that includes the Company; any trade or business (whether or not incorporated) that is under common control (as defined in Code Section 414(c)) with the Company; any organization (whether or not incorporated) that is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Company; and any other entity required to be aggregated with the Company under Code Section 414(o), regardless of whether such corporation, trade or business, organization, or entity formally adopts the Plan.

2.26	Plan: The name of the Plan is

QHCCS, LLC Nonqualified Deferred Compensation Plan.

2.28	Plan Year: The Plan Year shall end each year on the last day of the month of December.

2.30	Seniority Date: The date on which a Participant has:

		(a)	Attained age .

		(b)	Completed Years of Service from First Date of Service.

	XX	(c)	Attained age 65 or attained age 55 and completed 10 Years of Service.

		(d)	Not applicable – distribution elections for Separation from Service are not based on Seniority Date

4.1 Participant Deferral Credits: Subject to the limitations in Section 4.1 of the Plan, a Participant may elect to have his Compensation (as selected in Section 2.8 of this Adoption Agreement) deferred within the annual limits below by the following percentage or amount as designated in writing to the Committee:

XX	(a)	Base salary:

		minimum deferral:	%

		maximum deferral:	75%

XX	(b)	Service Bonus:

		minimum deferral:	%

		maximum deferral:	75%

XX	(c)	Performance-Based Compensation:

		minimum deferral:	%

		maximum deferral:	75%

	(d)	Commissions:

		minimum deferral:	%

		maximum deferral:	%

	(e)	Form 1099 Compensation:

		minimum deferral:	%

		maximum deferral:	%

XX	(f)	Other: Incentive Compensation Plan.

		minimum deferral:	%

		maximum deferral:	100%

	(g)	Participant deferrals not allowed.

4.1.2 Participant Deferral Credits and Employer Credits – Election Period: Participant elections regarding Participant Deferral Credits and Employer Credits shall be subject to the following effective periods (one must be selected):

		(a)	Evergreen election. An election made by the Participant shall continue in effect for subsequent years until modified by the Participant as permitted in Section 4.1 and Section 4.2. (This option is not permitted if source year accounts are elected in Section 5.1)

	XX	(b)	Non-Evergreen election. Any election made by the Participant shall only remain in effect for the current election period and will then expire. An election for each subsequent year will be required as permitted in Sections 4.1 and 4.2.

4.2	Employer Credits: Employer Credits will be made in the following manner:

	XX	(a)	Employer Discretionary Credits: The Employer may make discretionary credits to the Deferred Compensation Account of any Active Participant in an amount determined as follows:

			XX	(i)	An amount determined each Plan Year by the Employer.

				(ii)	Other: .

	XX	(b)	Other Employer Credits: The Employer may make other credits to the Deferred Compensation Account of any Active Participant in an amount determined as follows:

				(i)	An amount determined each Plan Year by the Employer.

				(ii)	Other: .

		(c)	Employer Credits not allowed.

5.1	Deferred Compensation Account: The Participant is permitted to establish the following accounts:

	XX	(a)	Non-source year account(s). Deferred Compensation Account(s) will not be established on a source year basis:

		XX	(i) A Participant may establish only one account to be distributed upon Separation from Service. One set of payment options for that account is allowed as permitted in Section 7.1. Additional In-Service or Education accounts may be established as permitted in Section 5.4.

(ii) A Participant may establish multiple accounts to be distributed upon Separation from Service. Each account may have one set of payment options as permitted in Section 7.1 Additional In-Service or Education accounts may be established as permitted in Section 5.4. If this multiple account option is elected, the Participant will also be required to elect Separation from Service payment options for each In- Service or Education account established.

		(b)	Source year account(s): Annual Deferred Compensation Account(s) will be established each year in which Participant Deferral Credits or Employer Credits are credited to the Participant. Only one account may be established each year for distribution upon Separation from Service. One set of payment options for that account is allowed as permitted in Section 7.1. Additional In- Service or Education accounts may be established for each source year as permitted in Section 5.4. If this option is selected, Evergreen elections as described in Section 4.1.2 are not permitted.

5.2	Disability of a Participant:

	XX	(a)	A Participant’s becoming Disabled shall be a Qualifying Distribution Event and the Deferred Compensation Account shall be paid by the Employer as provided in Section 7.1.

		(b)	A Participant becoming Disabled shall not be a Qualifying Distribution Event.

5.3 Death of a Participant: If the Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the vested balance in the Deferred Compensation Account of the Participant determined as of the date payments to the Beneficiary commence, plus:

	(a)	An amount to be determined by the Committee.

XX	(b)	No additional benefits.

5.4	In-Service or Education Distributions: In-Service and Education Accounts are permitted under the Plan:

	XX	(a)	In-Service Accounts are allowed with respect to:
			XX	Participant Deferral Credits only.
Employer Credits only.
Participant Deferral and Employer Credits.

In-service distributions may be made in the following manner:
			XX	Single lump sum payment.
			XX	Annual installments over a term certain not to exceed 5 years.

Education Accounts are allowed with respect to:
Participant Deferral Credits only.
Employer Credits only.
Participant Deferral and Employer Credits.

Education Accounts distributions may be made in the following manner:
Single lump sum payment.
Annual installments over a term certain not to exceed years.

If applicable, amounts not vested at the time payments due under this Section cease will be:
Forfeited
Distributed at Separation from Service if vested at that time

		(b)	No In-Service or Education Distributions permitted.

5.5	Change in Control Event:

		(a)	Participants may elect upon initial enrollment to have accounts distributed upon a Change in Control Event.

	XX	(b)	A Change in Control shall not be a Qualifying Distribution Event.

5.6	Unforeseeable Emergency Event:

	XX	(a)	Participants may apply to have accounts distributed upon an Unforeseeable Emergency event.

		(b)	An Unforeseeable Emergency shall not be a Qualifying Distribution Event

6. Vesting: An Active Participant shall be fully vested in the Employer Credits made to the Deferred Compensation Account upon the first to occur of the following events:

(a)	Normal Retirement Age.

(b)	Death.

(c)	Disability.

(d)	Change in Control Event

(e)	Satisfaction of the vesting requirement as specified below:

XX	Employer Discretionary Credits:

		(i)		Immediate 100% vesting.

		(ii)	100% vesting after Years of Service.

		(iii)	100% vesting at age .

		(iv)		Number of Years	Vested
				of Service	Percentage

			Less than	1%
1%
2%
3%
4%
5%
6%
7%
8%
9%
				10 or more	%

	XX	(v)	Other: TBD Vesting – vesting schedule to be determined by the Company at the time of the contribution subject to approval by Principal.

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

		(1)		First day of Service.

		(2)	Effective date of Plan participation.

		(3)	Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary Credit is made to his or her Deferred Compensation Account.

XX	Other Employer Credits:

		(i)		Immediate 100% vesting.

		(ii)		100% vesting after Years of Service.

		(iii)		100% vesting at age .

		(iv)	Number of Years	Vested
			of Service	Percentage

			Less than	1%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10 or more %

	XX	(v)	Other: TBD Vesting – vesting schedule to be determined by the Company at the time of the contribution subject to approval by Principal.

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

		(1)		First day of Service.

		(2)		Effective date of Plan participation.

		(3)		Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary Credit is made to his or her Deferred Compensation Account.

7.1 Payment Options: Any benefit payable under the Plan upon a permitted Qualifying Distribution Event may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant in the Participation Agreement:

(a)	Separation from Service (Seniority Date is Not Applicable)

		(i)	A lump sum.

		(ii)	Annual installments over a term certain as elected by the Participant not to exceed years.

(b)	Separation from Service prior to Seniority Date (If Applicable)

	XX	(i)	A lump sum.

		(ii)	Not Applicable

(c)	Separation from Service on or After Seniority Date (If Applicable)

	XX	(i)	A lump sum.

	XX	(ii)	Annual installments over a term certain as elected by the Participant not to exceed 15 years.

		(iii)	Not Applicable

(d)	Separation from Service Upon a Change in Control Event

		(i)	A lump sum.

	XX	(ii)	Not Applicable

(e)	Death

	XX	(i)	A lump sum.

		(ii)	Annual installments over a term certain as elected by the Participant not to exceed years.

(f)	Disability

	XX	(i)	A lump sum.

		(ii)	Annual installments over a term certain as elected by the Participant not to exceed years.

		(iii)	Not applicable.

If applicable, amounts not vested at the time payments due under this Section cease will be:

Forfeited

Distributed at Separation from Service if vested at that time

	(g)	Change in Control Event

			(i)	A lump sum.

		XX	(ii)	Not applicable.

If applicable, amounts not vested at the time payments due under this Section cease will be:

Forfeited

Distributed at Separation from Service if vested at that time

7.4		De Minimis Amounts.

			(a)	Notwithstanding any payment election made by the Participant, the vested balance in all Deferred Compensation Account(s) of the Participant will be distributed in a single lump sum payment at the time designated under the Plan if at the time of a permitted Qualifying Distribution Event that is either a Separation from Service, death, Disability (if applicable) or Change in Control Event (if applicable) the vested balance does not exceed $ . In addition, the Employer may distribute a Participant’s vested balance in all Deferred Compensation Account(s) of the Participant at any time if the balance does not exceed the limit in Section 402(g)(1)(B) of the Code and results in the termination of the Participant’s entire interest in the Plan

		XX	(b)	There shall be no pre-determined de minimis amount under the Plan; however, the Employer may distribute a Participant’s vested balance at any time if the balance does not exceed the limit in Section 402(g)(1)(B) of the Code and results in the termination of the Participant’s entire interest in the Plan.

10.1	Contractual Liability: Liability for payments under the Plan shall be the responsibility of the:

		XX	(a)	Company.

			(b)	Employer or Participating Employer who employed the Participant when amounts were deferred.

14. Amendment and Termination of Plan: Notwithstanding any provision in this Adoption Agreement or the Plan to the contrary, Sections 4.1.3, 4.1.4 and 12.2 of the Plan shall be amended to read as provided in attached Exhibit A.

There are no amendments to the Plan.

17.9 Construction: The provisions of the Plan shall be construed and enforced according to the laws of the State of Tennessee, except to the extent that such laws are superseded by ERISA and the applicable provisions of the Code.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year stated below.

QHCCS, LLC
Name of Employer

By:	/s/ Michael J. Culotta
Authorized Person
Date:	August 18, 2016

Exhibit A

4.1.3 A Participant may execute and deliver a Participation Agreement to the Committee within 30 days after the date the Participant first becomes eligible to participate in the Plan. After the 30 day period expires, or after any shorter time period as agreed to by the Participant and the Committee, the latest election made by the Participant during that period becomes irrevocable. Such election shall then be effective as of the first payroll period commencing following the date the Participation Agreement becomes irrevocable, or as soon as administratively feasible thereafter. Whether a Participant is treated as newly eligible for participation under this Section shall be determined in accordance with Section 409A of the Code and the regulations thereunder, including (i) rules that treat all elective deferral account balance plans as one plan, and (ii) rules that treat a previously eligible Employee as newly eligible if his benefits had been previously distributed or if he has been ineligible for 24 months. For Compensation that is earned based upon a specified performance period (for example, an annual bonus), where a deferral election is made under this Section but after the beginning of the performance period, the election will only apply to the portion of the Compensation equal to the total amount of the Compensation for the service period multiplied by the ratio of the number of days remaining in the performance period after the date the election becomes irrevocable over the total number of days in the performance period.

4.1.4 A Participant may unilaterally modify a Participation Agreement (either to terminate, increase or decrease the portion of his future Compensation which is subject to deferral within the percentage limits set forth in Section 4.1 of the Adoption Agreement) by providing a written or electronic modification of the Participation Agreement to the Committee. The modification shall become effective as of the first day of January following the date such written modification is received by the Committee, or at such later date as required under Section 409A of the Code.

12.2 Plan-Approved Domestic Relations Orders. This section is not applicable to the Plan.